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                  THIS SUPPLEMENT SUPERCEDES ALL PRIOR SUPPLEMENTS

                             MONUMENT SERIES FUND, INC.

                          SUPPLEMENT DATED APRIL 29, 1998
                      TO THE PROSPECTUS DATED JANUARY 2, 1998


The Advisor has voluntarily agreed to pay all operating expenses of the Monument Washington Regional Growth Fund and Monument Washington Regional Aggressive Growth Fund (collectively, the "Fund"). This arrangement, which may be terminated at any time without notice, can decrease the Fund's expenses and boost its performance.